GST Telecommunications, Inc.
                            GST Newco of Texas, Inc.
                             4317 N.E. Thurston Way
                           Vancouver, Washington 98662




                                                     October 17, 1996



TotalNet Communications, Inc.
515 Post Oak Boulevard
Suite 525
Houston, Texas  77002

Gentlemen:

         Reference is made to that certain Agreement and Plan of Merger dated September 27, 1996 by and among us (the "Merger Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings accorded them in the Merger Agreement.

         The following constitutes our agreement in respect of amendment of the Merger Agreement:

         1. The proviso contained in the seventh sentence of Section 1.7 of the Merger Agreement is amended in its entirety to be and read as follows:

         PROVIDED, HOWEVER, that in the case of such shares issuable on the first anniversary of the Closing Date, in the event that (A) the average sales price computed in accordance with this sentence is less than 70% of the Market Price on the Closing Date (or appropriately adjusted from such Market Price in the event that any anti-dilution event as set forth in Section 1.8 shall occur after the date of this Agreement), the Market Price shall nevertheless be fixed at 70% of the Market Price on the Closing Date (or appropriately adjusted from such Market Price in the event that any anti-dilution event as set forth in
         Section 1.8 shall occur after the date of this Agreement) and (B) the average sales price computed in accordance with this sentence is greater than $20 (or appropriately adjusted from $20 in the event that any anti-dilution event as set forth in Section 1.8 shall occur after the date of this Agreement), the Market Price shall nevertheless be fixed at $20 (or appropriately adjusted from $20 in the event that any anti-dilution event as set forth in Section 1.8 shall occur after the date of this Agreement).

         2. Attached hereto as Exhibit A is the list of Shareholders referred to in the preambles to the Merger Agreement, which Exhibit A supersedes Exhibit A attached to the Merger Agreement on the date of its execution.

         3. Except as hereby amended, the Merger Agreement shall remain in full force and effect in accordance with its terms.

         If the foregoing correctly sets forth your understanding of our agreement, kindly so indicate by executing this letter in the place provided for your signature.


                                   Very truly yours,

                                   GST TELECOMMUNICATIONS, INC.



                                   By:/s/ Clifford V. Sander
                                      ----------------------
                                          Clifford V. Sander,
                                          Senior Vice President



                                   GST NEWCO OF TEXAS, INC.



                                   By:/s/ Clifford V. Sander
                                      ----------------------
                                          Clifford V. Sander,
                                          Vice President

ACKNOWLEDGED AND AGREED:

TOTALNET COMMUNICATIONS INC.



By: /s/ Marcie C.Zlotnick
   ----------------------
        Marcie C. Zlotnick
        President (title)

                                                               REVISED EXHIBIT A
                                                               -----------------

                             TotalNet Communications

                                  Shareholders

NAME                       ADDRESS                  SHARES        TAX ID#

George Kelly            George Kelly                53470      ###-##-####
                        17 Shadow Lawn
                        Houston, Texas
                        77005

Marcie Zlotnik          Marcie Zlotnik              31916      ###-##-####
                        6015 Lake
                        Houston, Texas
                        77005

Fred R. Lummis II       Fred R. Lummis II           30315      ###-##-####
                        5540 Sturdbridge
                        Houston, Texas
                        77056

Armand Shapiro          Armand Shapiro              29134      ###-##-####
                        10 South Briar
                        Hollow Lane #11
                        Houston, Texas
                        77027

Rodney Margolis         Rodney Margolis             16372      ###-##-####
                        1400 Post Oak Blvd.
                        Suite 808
                        Houston, Texas
                        77056

James D. Woods          James D. Woods              14396      ###-##-####
                        c/o Baker Hughes
                        3900 Essex Lane
                        Suite 1200
                        Houston, Texas
                        77027

Mansel M.               Mansel M.                   11609      ###-##-####
Rubenstein              Rubenstein
                        5 Greenway Plaza
                        Suite 2275
                        Houston, Texas
                        77046

Franklin Myers          Franklin Myers              10301      ###-##-####
                        c/o Cooper Cameron
                        515 Post Oak Blvd.
                        Suite 1200
                        Houston, Texas
                        77027

NAME                       ADDRESS                  SHARES        TAX ID#

Jack E. Lewis           Jack E. Lewis               10235      ###-##-####
                        74 Briar Hollow
                        Lane
                        Houston, Texas
                        77027

Stephen B. Kelly        Stephen B. Kelly             8259      ###-##-####
                        c/o Kelly
                        Consulting Group
                        4905 Laurel Street
                        Suite 104
                        Tampa, Florida
                        33607

Schuyler M.             Schuyler M. Tilney           7679      ###-##-####
Tilney                  c/o Merrill Lynch
                        1221 Mckinney
                        Suite 2700
                        Houston, Texas
                        77010

Barry Margolis          Barry Margolis               3589      ###-##-####
                        1400 Post Oak Blvd.
                        Suite 900
                        Houston, Texas
                        77056

Summit Capital          Summit Capital               2441      76-0313049
                        Eight Greenway
                        Plaza
                        Suite 714
                        Houston, Texas
                        77046

Kenneth Margolis        Kenneth Margolis              831      ###-##-####
                        1400 Post Oak Blvd.
                        Suite 808
                        Houston, Texas
                        77056

Sam Shapiro             Sam Shapiro                   758      ###-##-####
                        9403 Braesheather
                        Court
                        Houston, Texas
                        77096

Harold Weiser           Harold Weiser                 758      ###-##-####
                        6119 Valkeith
                        Houston, Texas
                        77096

NAME                       ADDRESS                  SHARES        TAX ID#

Tom D. Johnson          Tom D. Johnson                670      ###-##-####
                        c/o Genesis
                        Financial
                        8 Greenway Plaza
                        Suite 810
                        Houston, Texas
                        77046

Nicole D. Zarr          Nicole D. Zarr                500      ###-##-####
                        622 Augusta
                        Houston, Texas
                        77057

Johanna L. Nadler       Johanna L. Nadler             500      ###-##-####
                        2601 S. Braeswood
                        #605

                        Houston, Texas
                        77025

Jack H. Carpenter       Jack H. Carpenter             500      ###-##-####
                        717 Fostoria
                        Houston, Texas
                        77076

Marlene A. Roosth       Marlene A. Roosth             300      ###-##-####
                        2425 Underwood #352
                        Houston, Texas
                        77030

Jennie Strozier         Jennie Strozier               200      ###-##-####
                        12010 Cedercliff
                        Court
                        Houston, Texas
                        77070

Total Shares                                      234733


                                       -3-